Fair Value Measurements	3 Months Ended
Mar. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 4- Fair Value Measurements

We evaluate assets and liabilities subject to fair value measurements on a recurring and non-recurring basis to determine the appropriate level to classify them for each reporting period. This determination requires significant judgments to be made by the Company. The following table sets forth our liabilities that were measured at fair value as of March 31, 2017, by level within the fair value hierarchy:

	Amounts at	Fair Value Measurement
	Fair Value	Level 1	Level 2	Level 3
Contingent consideration due to PhotoMedex	$3,928,394	$-	$-	$3,928,394
Total liabilities measured at fair value	$3,928,394	$-	$-	$3,928,394

Contingent consideration due to PhotoMedex is Level 3 fair value measurement. The fair value represents the present value of the future estimated royalty payments to be made by us using an appropriate discount rate.

The fair value of these Level 3 instruments involve generating various scenarios for projected revenues over a specified time period and calculating the associated contingent considerations and discounting the average payments to present value. See Note 3 – Business and Asset Acquisitions for further discussion of this contingent consideration liability.

The changes in the fair value of the Company’s contingent consideration payable due to PhotoMedex, Inc for the three months ended March 31, 2017 was as follows:

Balance at January 23, 2017-initial measurement	$4,198,043
Contingent consideration paid	(249,507)
Change in fair value	(20,142)
Balance at March 31, 2017	$3,928,394